UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024
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Blackstone Secured Lending Fund
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	814-01299 (Commission File Number)	82-7020632 (I.R.S. Employer Identification No.)
345 Park Avenue, 31st Floor New York, New York 10154
(Address of principal executive offices and zip code)
(212) 503-2100
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value per share	BXSL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On September 12, 2024, Blackstone Secured Lending Fund (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). Because 138,423,737 shares of the Company’s common shares of beneficial interest, or approximately 69.69% of the 198,611,919 total shares of the Company’s common shares entitled to vote at the Annual Meeting, were present in person or by proxy, a quorum was present at the meeting, as required by the Company’s Fourth Amended and Restated Agreement and Declaration of Trust. Below are the final voting results for the following two proposals submitted to the Company’s shareholders, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated July 11, 2024, filed with the Securities and Exchange Commission.

Proposal 1 – Election of Trustees

The following two individuals were elected as Class III trustees for the Company’s Board of Trustees to serve as trustees until the Company’s 2027 Annual Meeting of Shareholders, or if later, until such trustee’s successor is duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Brad Marshall	55,120,622	1,843,977	81,459,138
Tracy Collins	31,693,182	25,271,417	81,459,138

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstained
137,293,085	756,469	374,183

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE SECURED LENDING FUND

Date:	September 12, 2024	By:	/s/ Oran Ebel
		Name:	Oran Ebel
		Title:	Chief Legal Officer and Secretary